UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 22, 2026

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated July 22, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

•         The 1st, 2nd (consisting of a table), 3rd, 4th, 6th through 8th and 11th through 15th full paragraphs relating to net sales for the second quarter and six (6) months ended June 30, 2026

•         Parts of the 5th, 9th and 10th paragraphs relating to net sales for the second quarter and six (6) months ended June 30, 2026

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated July 22, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

•         Portion of the 5th paragraph relating to the Company’s future performance, including an evolving portfolio of exciting brands, disciplined execution and pipelines for the remainder of the year

•         Portion of the 9th paragraph relating to the Company’s plan to launch a third Montblanc franchise in 2027

•         Portion of the 10th paragraph relating to Lacoste’s marketing plans and innovation for 2027 and 2028

•         The 16th paragraph relating to the Company’s future launch plans for the balance of 2026, 2027 and 2028

•         The 17th paragraph relating to the Company’s plans to release its earnings for the three and six months ended June 30, 2026 on Tuesday, August 4, 2026

•         Portion of the 17th paragraph and the 18th through 20th full paragraphs relating to the conference call scheduled for August 5, 2026

•         The 23rd paragraph relating to forward-looking information

•         The balance of such press release not otherwise incorporated by reference in 2.02

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated July 22, 2026

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: July 22, 2026

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer